UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 17, 2026

QHSLab, Inc.

(Exact Name of Registrant as Specified in its Charter)

0-19041

(Commission File No.)

Nevada	30-1104301
(State of Incorporation)	(I.R.S. Employer Identification No.)

901 Northpoint Parkway Suite 302 West Palm Beach FL 33407	33407
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (929) 379-6503

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	USAQ	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Representatives of QHSLab, Inc. (the “Company”) intend to participate in the Planet MicroCap Las Vegas 2026 Powered by MicroCapClub conference to be held on June 16-18, 2026, at the Bellagio Resort & Casino in Las Vegas, Nevada. As part of the conference, the Company will make a presentation utilizing the corporate presentation annexed as Exhibit 99.1 to this Report. The Company also will participate in scheduled one-on-one meetings and other discussions with institutional investors, broker-dealers, family offices, registered investment advisers, high-net-worth investors, analysts, and other members of the investment community.

The purpose of these presentations and meetings is to provide an overview of the Company’s business, strategy, products, market opportunity, growth initiatives, and financial performance, as well as to increase investor awareness of the Company.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

This Current Report on Form 8-K is not intended to be, and shall not be deemed to be, an admission as to the materiality of any information disclosed herein that is required to be disclosed solely by Regulation FD.

The Company does not undertake, and expressly disclaims, any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

The Company uses, and intends to continue to use, its website, press releases, and social media channels as means of disclosing information to investors and the public. These channels include the Company’s website (https://qhslab.com), Twitter/X (https://twitter.com/qhslabinc), LinkedIn (https://www.linkedin.com/company/65407282/), Facebook (https://www.facebook.com/QHSLabs), and Instagram (https://www.instagram.com/qhslabs/). Information posted through these channels may be deemed material, and investors and others are encouraged to monitor these communication channels.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	QHSLab, Inc. Corporate Presentation June 17, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 17, 2026

QHSLab, Inc.

/s/ Troy Grogan
Name:	Troy Grogan
Title:	CEO and Chairman